                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

              TO TENDER 10 1/8% SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                         GEO SPECIALTY CHEMICALS, INC.
                 Pursuant to the Exchange Offer and Prospectus
                      Dated                         , 1999

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
           EASTERN STANDARD TIME, ON , 1999, UNLESS EXTENDED BY GEO.

                 The exchange agent for the Exchange Offer is:
                            THE CHASE MANHATTAN BANK

By Courier:                                By Hand:                  By Registered Mail:
  Chase Bank of Texas, N.A.        The Chase Manhattan Bank       Chase Bank of Texas, N.A.
  Corporate Trust Services        Corporate Trust-Securities       Corporate Trust Services
  1201 Main Street, 18th Floor              Window                     P.O. Box 219052
  Dallas, TX 75202                     55 Water Street              Dallas, TX 75221-9053
                                   Room 234, North Building
                                      New York, NY 10041

                          By Facsimile: (214) 672-5932
             Confirm by Telephone: (214) 672-5678 or (212) 946-3487

     Originals of all documents sent by facsimile should be promptly sent to the exchange agent by registered or certified mail, by hand, or by overnight delivery service.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that it has received the Prospectus,
dated                    , 1999, of GEO Specialty Chemicals, Inc., an Ohio
corporation, and this Letter of Transmittal, which together constitute GEO's offer to exchange an aggregate principal amount of up to $120,000,000 of its 10 1/8% Senior Subordinated Notes due 2008, which have been registered under the Securities Act of 1933, for a like principal amount of its outstanding 10 1/8% Senior Subordinated Notes due 2008.

     IF YOU DESIRE TO EXCHANGE YOUR 10 1/8% SENIOR SUBORDINATED NOTES DUE 2008 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 10 1/8% SENIOR SUBORDINATED NOTES DUE 2008, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed by holders of GEO's outstanding notes either if such notes are to be forwarded herewith or if tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the heading "The Exchange Offer -- Book-Entry Transfer."

     If you are a registered holder of outstanding notes and desire to tender your notes but (i) your notes are currently unavailable, (ii) insufficient time exists for your notes or other required documents to reach the exchange agent before the expiration of the Exchange Offer, or (iii) you cannot complete the procedure for book-entry transfer on a timely basis, you must tender your notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange
Offer -- Guaranteed Delivery Procedures."

------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S) AS THE SAME      CERTIFICATE      AGGREGATE PRINCIPAL
 APPEARS ON THE 10 1/8% SENIOR SUBORDINATED NOTES DUE 2008        NUMBER(S)            AMOUNT OF
                 (PLEASE FILL IN, IF BLANK)                   OF TENDERED NOTES*    TENDERED NOTES**
------------------------------------------------------------------------------------------------------

                                                             -----------------------------------------

                                                             -----------------------------------------

                                                             -----------------------------------------

                                                             -----------------------------------------
                                                               TOTAL PRINCIPAL
                                                               AMOUNT TENDERED
------------------------------------------------------------------------------------------------------
    *  Need not be completed by noteholders delivering shares by book-entry transfer.
    ** Unless otherwise indicated, it will be assumed that the entire principal amount evidenced by each note listed above and delivered to the exchange agent is being tendered hereby.
------------------------------------------------------------------------------------------------------


                          BOXES BELOW TO BE CHECKED BY
                      ELIGIBLE GUARANTOR INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

   Name of Tendering Institution:

 -------------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY).

  Name(s) of Registered Holder(s):
  ---------------------------------------------------------------------------

  Window Ticket Number (if any):
  ----------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
  -------------------------------------------------------

  Name of Institution which Guaranteed Delivery:
  ------------------------------------------------------------

          If Guaranteed Delivery is to be made By Book-Entry Transfer:

   Name of Tendering Institution:

 -------------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-
    EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED NOTES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to GEO Specialty Chemicals, Inc., an Ohio corporation, the notes listed above pursuant to GEO's offer to exchange its
10 1/8% Senior Subordinated Notes due 2008 for its outstanding 10 1/8% Senior Subordinated Notes due 2008, in $1,000 increments, upon the terms and subject to
the conditions contained in the Prospectus, dated                     , 1999,
receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitutes the Exchange Offer).

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (A) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE NOTES LISTED ABOVE AND TENDERED HEREBY, (B) WHEN THE NOTES LISTED ABOVE AND TENDERED HEREBY ARE ACCEPTED FOR EXCHANGE, GEO WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ANY AND ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND (C) THE NOTES LISTED ABOVE AND TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES.

     The undersigned understands that the tender of the notes listed above pursuant to any one of the procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal will, upon GEO's acceptance of notes for exchange, constitute a binding agreement between the undersigned and GEO as to the terms and conditions set forth in the Prospectus.

     The undersigned hereby represents and warrants that:

     X the undersigned (or the person or entity receiving notes pursuant to this Letter of Transmittal) is acquiring the offered notes in the ordinary course of business of the undersigned (or such other person);

     X neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the offered notes;

     X neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the offered notes;

     X neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of GEO; and

     X the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the offered notes. If the undersigned is a broker-dealer that will receive offered notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such offered notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933.

     Unless otherwise indicated in this Letter of Transmittal under "Special Delivery Instructions," certificates for the offered notes will be issued in the name of the undersigned.

     Holders of outstanding notes whose notes are accepted for exchange will not receive accrued interest on such outstanding notes for any period from and after the last date on which interest has been paid or duly provided for on such outstanding notes to the original issue date of the offered notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such outstanding notes. The undersigned waives the right to receive any interest on such outstanding notes accrued from and after such last interest payment date or, if no such interest has been paid or duly provided for, from and after the original issue date of the outstanding notes.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or GEO to be necessary or desirable to complete the exchange, assignment and transfer of the notes listed above and tendered hereby and will comply with its obligations under the registration rights agreement described in the Prospectus under the heading "The Exchange Offer." All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES LISTED IN SUCH BOX ABOVE.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

     To be completed ONLY if the offered notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above under "Description of Notes Tendered."

Check appropriate box:

[ ] Mail certificates to:

[ ] Issue certificates to:

Name:
---------------------------------------------
                                    (PLEASE PRINT)

Address:
-------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
                              (INCLUDING ZIP CODE)

                        TENDERING NOTEHOLDERS: SIGN HERE

     To be completed by all tendering noteholders. Must be signed by the registered holder exactly as name appears on the tendered notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signature

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT OR TYPE)

Dated:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 1 BELOW)

--------------------------------------------------------------------------------
              Name of Eligible Institution Guaranteeing Signature

--------------------------------------------------------------------------------
Address, Including Zip Code, and Telephone Number, Including Area Code, of Firm

                                                  PLACE MEDALLION GUARANTEE HERE
------------------------------------------------------
Authorized Signature

------------------------------------------------------
Printed Name

------------------------------------------------------
Date

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an "eligible guarantor institution" that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, unless the box entitled "Special Delivery Instructions" has not been completed or the notes described above are tendered for the account of an "eligible guarantor institution."

     2. DELIVERY OF LETTER OF TRANSMITTAL AND TENDERED NOTES; GUARANTEED DELIVERY PROCEDURES. The tendered notes, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof), should be mailed or delivered to the exchange agent at one of the addresses listed above.

     Noteholders who wish to tender their notes and (i) whose notes are not immediately available or (ii) who cannot deliver their notes, this Letter of Transmittal and all other required documents to the exchange agent on or before the expiration of the Exchange Offer or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an "eligible guarantor Institution" (as defined in Instruction 1 above); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by GEO with the Prospectus, must be received by the exchange agent before the expiration of the Exchange Offer; and (iii) the certificates (or a book-entry confirmation) representing all tendered notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an "eligible guarantor institution" (see Instruction 1 above) in the form set forth in such Notice of Guaranteed Delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedures, the exchange agent must receive a Notice of Guaranteed Delivery before the expiration of the Exchange Offer.

     The method of delivery of outstanding notes and the Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the noteholder. Instead of delivery by mail, you should use an overnight or hand delivery service. In all cases, you should allow for sufficient time to ensure delivery to the exchange agent before the expiration of the Exchange Offer. You may request your broker, dealer, commercial bank, trust company or nominee to effect these transactions for you. YOU SHOULD NOT SEND ANY TENDERED NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO GEO.

     3. SIGNATURE ON THE LETTER OF TRANSMITTAL, BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than the registered holder of the tendered notes, such notes must be endorsed or accompanied by appropriate bond powers, signed by the registered holder exactly as such registered holder's name appears on the tendered notes. Signatures on such notes and bond powers must be guaranteed by an "eligible guarantor institution."

     If this Letter of Transmittal or any tendered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and, unless waived by GEO, submit proper evidence satisfactory to GEO of their authority to so act with this Letter of Transmittal.

     4. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of tendered notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     5. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at one of its addresses or telephone numbers listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     6. MISCELLANEOUS. All questions as to the validity, form, eligibility, time of receipt, acceptance, and withdrawal of tendered notes will be resolved by GEO in its sole discretion, which determination will be final and binding on all parties. GEO reserves the absolute right to reject any or all notes not properly tendered or any notes the acceptance of which would, in the opinion of counsel for GEO, be unlawful. GEO also reserves the right to waive any defects, irregularities or conditions of tender as to particular notes tendered. GEO's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as GEO shall determine. None of GEO, the exchange agent or any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of outstanding notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering noteholder promptly after the expiration of the Exchange Offer.